Filed pursuant to Rule 497

File No. 333-269139

Rule 482ad

EAGLE POINT CREDIT COMPANY INC. ANNOUNCES OFFERING OF PREFERRED STOCK

GREENWICH, Conn. – January 11, 2024 – Eagle Point Credit Company Inc. (the “Company”) (NYSE: ECC, ECCC, ECC PRD, ECCV, ECCW, ECCX) today announced that it has commenced an underwritten public offering of its Series F Term Preferred Stock (the “Preferred Stock”). The public offering price and other terms of the Preferred Stock are to be determined by negotiations between the Company and the underwriters. The Preferred Stock is rated ‘BBB’ by Egan-Jones Ratings Company, an independent rating agency. In addition, the Company plans to grant the underwriters a 30-day option to purchase additional shares of Preferred Stock on the same terms and conditions.

The Preferred Stock is expected to be listed on the New York Stock Exchange and to trade thereon within 30 days of the original issue date under the symbol “ECCF.”

Ladenburg Thalmann & Co. Inc., B. Riley Securities, Inc. and Piper Sandler & Co are acting as joint bookrunners for the offering. InspereX LLC and Wedbush Securities Inc. are acting as lead managers for the offering.

Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing. The preliminary prospectus supplement dated January 11, 2024 and the accompanying prospectus dated June 9, 2023, which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read carefully before investing. The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell these securities and are not soliciting an offer to buy these securities in any state where such offer or sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained by writing Ladenburg Thalmann & Co. Inc. at 640 Fifth Avenue, 4th Floor, New York, New York 10019, by calling toll-free 1-800-573-2541 or by sending an e-mail to: prospectus@ladenburg.com; copies may also be obtained for free by visiting EDGAR on the SEC’s website at http://www.sec.gov.

Egan-Jones Ratings Company is a nationally recognized statistical rating organization (NRSRO). A security rating is not a recommendation to buy, sell or hold securities, and any such rating may be subject to revision or withdrawal at any time by the applicable rating agency.

ABOUT EAGLE POINT CREDIT COMPANY

The Company is a non-diversified, closed-end management investment company. The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation, primarily by investing in equity and junior debt tranches of collateralized loan obligations. The Company is externally managed and advised by Eagle Point Credit Management LLC.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Source: Eagle Point Credit Company Inc.

Investor Relations:

ICR

203-340-8510

ir@EaglePointCredit.com

www.eaglepointcreditcompany.com